                       PREFERRED STOCK PURCHASE AGREEMENT

     This Agreement is made as of December 15, 1997 by and between Sonoma Systems, a California corporation (the "COMPANY"), and Retix, a California corporation (the "PURCHASER").

     1. AUTHORIZATION AND SALE OF PREFERRED STOCK.

         1.1 AUTHORIZATION. The Company will authorize the sale and issuance of up to 6,000,000 shares of its Preferred Stock, having the rights, privileges and preferences as set forth in the Company's Amended and Restated Articles of Incorporation (the "RESTATED ARTICLES") in the form attached to this Agreement as EXHIBIT A.

         1.2 SALE OF PREFERRED. Subject to the terms and conditions of this Agreement, in exchange for the cancellation of $6,000,000 in indebtedness of the Company to the Purchaser (the "INDEBTEDNESS"), the Purchaser agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to the Purchaser, 6,000,000 shares of the Company's Preferred Stock (the "SHARES" or "PREFERRED").

     2. CLOSING DATE; DELIVERY.

         2.1 CLOSING DATE. The closing of the purchase and sale of the Shares under this Agreement shall be held at the offices of Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California simultaneous with the execution and delivery of this Agreement (the "CLOSING") or at such other time and place upon which the Company and the Purchaser shall agree (the date of the Closing is hereinafter referred to as the "CLOSING DATE").

         2.2 DELIVERY. At the Closing, the Company will deliver to the Purchaser a certificate or certificates representing the number of Shares to be purchased by the Purchaser at such Closing, against cancellation of the Indebtedness by the Purchaser.

         2.3 AMENDMENT OF LOAN AGREEMENT. Effective as of the Closing, Section
1.3 of the Loan Agreement between the parties dated May 31, 1996, as amended on July 31, 1997 (the "LOAN AGREEMENT") shall be amended to read in its entirety as follows:

               "Subject to the terms and conditions of this Agreement, on or before December 31, 1997, Borrower may re-borrow amounts repaid under the under the Credit Line shall be evidenced by a Note, Credit Line up to a maximum of $2,500,000. Any amounts re-borrowed and shall be subject to the terms and conditions of this Agreement, including the repayment terms set forth in the Note and in Section 3 below. No loans shall be made to Borrower after December 31, 1997, and any Notes outstanding as of such date shall be repaid by Borrower in accordance with their respective terms."

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:


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         3.1 ORGANIZATION AND STANDING; ARTICLES AND BY-LAWS. The Company (a) is
a corporation duly organized, validly existing and in good standing under the laws of State of California, and (b) has all corporate power and authority to carry out this Agreement and the transactions contemplated herein. The Company is not qualified or licensed to do business as a foreign corporation in any state. The Company does not own, directly or indirectly, any equity or other interest in any other corporation, association, partnership or other business entity. The Company has furnished Purchaser with copies of its Articles of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the Closing Date.

         3.2 CORPORATE POWER. The Company will have at the Closing Date all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Shares hereunder, to issue the Common Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of this Agreement.

         3.3 CAPITALIZATION. The authorized capital stock of the Company consists, or will upon filing of the Restated Articles consist, of: 26,000,000 shares of Common Stock, 9,719 of which are issued and outstanding; and 22,000,000 shares of Preferred Stock, 16,000,000 of which are issued and outstanding prior to the Closing. All issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has reserved 6,000,000 shares of Preferred Stock for issuance hereunder, and 22,000,000 shares of Common Stock for issuance upon conversion of the Preferred Stock. The Company has also reserved 3,800,000 shares of Common Stock for issuance pursuant to the Company's 1996 Stock Option Plan (the "EMPLOYEE PLAN"), and 200,000 shares of Common Stock for issuance under the Company's 1996 Directors' Stock Option Plan (the "DIRECTORS' PLAN"). Options to purchase 3,790,281 shares are outstanding under the Employee Plan, and options to purchase ________ shares are outstanding under the Directors' Plan. The Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles. All securities of the Company to be outstanding immediately following the Closing will be issued in compliance with applicable federal and state securities laws. Except as described above, there are no preemptive rights, options or warrants or other conversion privileges or rights presently outstanding to purchase any of the authorized but unissued stock of the Company. The Company is not obligated to repurchase any shares of its capital stock or any other securities.

         3.4 AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders (if any) necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of all of the Company's obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable and will have the rights, preferences and privileges described in the Restated Articles. The shares of Common Stock issuable upon conversion of the Shares have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Restated Articles will be validly issued, fully paid and nonassessable,


                                      -2-

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and the Shares and such Common Stock will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company; provided, however, that the Shares (and the Common Stock issuable upon conversion thereof) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein. The Shares are not subject to any preemptive rights or rights of first refusal, except as set forth in the Rights Agreement between the Company and the Purchaser dated May 31, 1996, as amended by the First Amendment thereto of even date with this Agreement (the "RIGHTS AMENDMENT").

         3.5 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in violation of any term of its Articles of Incorporation or Bylaws, each as amended and in effect on and as of the Closing, or in any material respect of any material term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule or regulation applicable to the Company. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares and the Common Stock issuable upon conversion of the Shares, have not resulted and will not result in any material violation of, or conflict with, or constitute a material default under, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default which materially and adversely affects the business of the Company as conducted or as proposed to be conducted, or any of the Company's properties or assets.

         3.6 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion of the Shares), or the consummation of any other transaction contemplated by this Agreement, except for filing of the Restated Articles in the office of the Secretary of State of the State of California and filing of such notice as required by Section 25102(f) of the California Corporate Securities Law of 1968, and the compliance with other applicable blue sky laws.

         3.7 OFFERING. Subject to the accuracy of the Purchaser's representations in Section 5 of this Agreement and in written responses to the Company's inquiries, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement and the issuance of the Common Stock to be issued upon conversion of the Shares, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT").

         3.8 DISCLOSURE. To the best of the Company's knowledge, after reasonable investigation, no representation or warranty of the Company contained in this Agreement and the Exhibits attached hereto, or any certificate furnished or to be furnished to the Purchaser at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.


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

     4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         4.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares as follows:

              (a) EXPERIENCE. Purchaser has substantial experience in evaluating and investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares under this Agreement.

              (b) INVESTMENT. Purchaser is acquiring the Shares and the underlying Common Stock for investment for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares and the underlying Common Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption therefrom, and that any such exemption would depend, among other things, upon the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed in this Agreement. Purchaser has not been formed for the specific purpose of acquiring the Shares or the underlying Common Stock.

              (c) RULE 144. Purchaser acknowledges that the Shares and the underlying Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

              (d) NO PUBLIC MARKET. Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares or the underlying Common Stock and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

              (e) ACCESS TO DATA. Purchaser and its representatives have met with representatives of the Company and thereby have had the opportunity to ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning the transaction have been answered to the satisfaction of Purchaser and its representatives. Purchaser's decision to purchase the Shares is based in part on the answers to such questions as Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

              (f) AUTHORIZATION. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

              (g) BROKERS OR FINDERS. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Purchaser any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

     5. CONDITIONS TO CLOSING OF PURCHASER. The Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 of this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

         5.4 ARTICLES OF INCORPORATION. The Certificate of Amendment of the Company's Articles of Incorporation in the form attached hereto as EXHIBIT B shall have been filed with the Secretary of State of the State of California.

         5.5 RIGHTS AMENDMENT. The Company shall have entered into the Rights Amendment.

     6. CONDITIONS TO CLOSING OF COMPANY. The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

         6.1 REPRESENTATIONS. The representations made by the Purchaser in
Section 4 of this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date.

         6.2 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

         6.3 ARTICLES OF INCORPORATION. The Certificate of Amendment of the Company's Articles of Incorporation in the form attached hereto as EXHIBIT B shall have been filed with the Secretary of State of the State of California.

         6.4 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

     7. AFFIRMATIVE COVENANTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

         7.1 FINANCIAL INFORMATION. The Company will mail the following reports to the Purchaser for so long as the Purchaser is a holder of any Shares purchased by such person pursuant to this Agreement (or Common Stock issued upon conversion of the Shares):

              (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

              (b) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of the Company's Common Stock.

              (c) For so long as the Purchaser is eligible to receive reports under this Section 7.1, it shall also have the right, at its expense, to discuss the affairs, finances and accounts of the Company with the Company's officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated to provide any information that it reasonably considers to be a trade secret or to contain confidential information.

         7.2 ADDITIONAL INFORMATION. As long as a Purchaser (together with any affiliate of such Purchaser) holds not less than 100,000 shares of the Company's capital stock, as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will mail the following reports to such Purchaser:

              (a) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and consolidated statements of cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), all in reasonable detail.

              (b) As soon as practicable after the end of each fiscal month, and in any event within thirty (30) days thereafter, an unaudited consolidated balance sheet of the Company as at the end of such month, and unaudited consolidated statements of income and unaudited consolidated statements of cash flow for such month and for the current fiscal year to date. Such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied (other than accompanying notes), all in reasonable detail.

              (c) Within 30 days at the end of each fiscal year, an annual budget, operating or similar plan for the upcoming fiscal year (the "Plan").

              (d) Any material amendments or changes to such Plan promptly following any such amendments or changes, and in any event within 30 days of the date thereof.

         7.3 TRANSFER OF INFORMATION RIGHTS. The information rights set forth in Sections 7.1 and 7.2 may be transferred in any nonpublic transfer of Shares (or Shares of Common Stock issued upon conversion of the Shares), provided that the Company is given written notice of such transfer, and provided further that the right to receive the information set forth in Section 7.2 may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 100,000 Shares (or an equivalent number of Shares consisting of the Shares or Common Stock issued upon conversion of the Shares, as appropriately adjusted for stock splits and the like). In the event that the Company reasonably determines that provision of information to a transferee pursuant to this
Section 7.3 would materially adversely impact its proprietary position, such information may be edited in the manner necessary to avoid such impact.

         7.4 TERMINATION OF COVENANTS. The covenants set forth in this Section 7 shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act, immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

     8. MISCELLANEOUS.

         8.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

         8.2 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby.

         8.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement; provided, however, that the right of the Purchaser to purchase the Shares shall not be assignable without the prior written consent of the Company.

         8.4 ENTIRE AGREEMENT, AMENDMENT. This Agreement, the Rights Amendment and the other documents delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior agreements, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of at least a majority of the Shares (or shares of Common Stock issued upon conversion of the Shares) may, with the written consent of the Company, waive, modify or amend on behalf of all holders, any provisions hereof benefiting such holders, so long as the effect thereof will be that all such holders will be treated equally.

         8.5 NOTICES. All notices or other communications which shall or may be given pursuant to this Agreement shall be in writing, shall be effective upon receipt, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered mail, or by facsimile transmission (with confirmation of transmission receipt), addressed as follows (or as is provided in the future by written notice as provided herein):

If to Company:             Sonoma Systems
                           4640 Admiralty Way, Suite 600
                           Marina Del Rey, CA 90292
                           Attn:  President

If to Purchaser:           Retix
                           4640 Admiralty Way, Suite 600
                           Marina Del Rey, CA 90292
                           Attn:  President

         8.6 DELAYS OR OMISSIONS. Except as expressly provided in this Agreement, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         8.7 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         8.8 EXPENSES. The Company and the Purchaser shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         8.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         8.11 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.


                            (SIGNATURE PAGE FOLLOWS)

     The foregoing Agreement is hereby executed as of the date first above written.


"COMPANY"                                 "PURCHASER"

SONOMA SYSTEMS,                           RETIX,
a California corporation                  a California corporation

By: /s/ Greg Koss                         By:
   -----------------------------             -----------------------------

Title:                                    Title:
      --------------------------                --------------------------


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